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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 6, 2000

                           SILVERSTREAM SOFTWARE, INC.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                                                               000-26981                  04-3318325
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(State or Other Jurisdiction of Incorporation)                       (Commission               (IRS Employer
                                                                     File Number)           Identification No.)

One Burlington Woods Drive, Suite 200, Burlington, Massachusetts                                   01803
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(Address of Principal Executive Offices)                                                         (Zip Code)


(781) 238-5400
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(Registrant's telephone number, including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On April 6, 2000 (the "Effective Time"), the Registrant acquired eObject, Inc., a Delaware corporation ("eObject"). The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated April 5, 2000 (the "Merger Agreement"), by and among the Registrant, eObject Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Transitory Subsidiary"), eObject and the Major Stockholders and Indemnification Representatives named therein. Pursuant to the Merger Agreement, the Transitory Subsidiary merged with and into eObject. At the Effective Time, eObject became a wholly-owned subsidiary of the Registrant.

         In the merger, the Registrant issued an aggregate of 473,581 shares of its common stock to the stockholders of eObject. The Registrant may in the future, subject to the satisfaction of certain conditions, deliver an additional payment of $7,000,000 of cash and/or shares of its common stock to the former stockholders of eObject. Pursuant to the Merger Agreement, each outstanding share of eObject common stock was converted into the right to receive .042441 shares of common stock of the Registrant. The Registrant also agreed to assume all outstanding non-qualified stock options issued to employees of eObject prior to the Effective Time. The terms of the Merger Agreement were determined on the basis of arm's length negotiations. eObject is the developer of enTellect, a java based framework for the access control, personalization and metering of corporate resources.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.           OTHER EVENTS.

         On April 6, 2000, the Registrant issued a press release (which is attached hereto as Exhibit 99.1) announcing that it would acquire eObject.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The financial statements of the business acquired that are required to be filed pursuant to this item will be filed by amendment not later than 60 days after the date that this Form 8-K must be filed.

         (b) Pro Forma Financial Information. The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 60 days following the date hereof.

         (c) Exhibits. The following exhibits are incorporated herein by reference:

Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger, dated April 5, 2000, by and among SilverStream Software, Inc., eObject Acquisition Corp., eObject, Inc. and the Major Stockholders and Indemnification Representatives named therein.

99.1 Press release, dated April 6, 2000, announcing the acquisition of eObject, Inc.

ITEM 8.           CHANGE IN FISCAL YEAR.

         Not applicable.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 19, 2000                 SILVERSTREAM SOFTWARE, INC.



                                      /s/ David A. Litwack
                                      ------------------------------------------
                                      David A. Litwack
                                      President and Chief Executive Officer



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                                INDEX TO EXHIBITS
EXHIBIT
  NO.             DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated April 5, 2000, by and among the Registrant, eObject Acquisition Corp., eObject, Inc. and the Major Stockholders and Indemnification Representatives named therein.

99.1 Press release, dated April 6, 2000, announcing the acquisition of eObject, Inc.




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